EXHIBIT 10 iii(b)





                IR DIRECTOR DEFERRED COMPENSATION
                      AND STOCK AWARD PLAN

       [As Amended and Restated Effective January 1, 2001]

                        TABLE OF CONTENTS



SECTION 1 - STATEMENT OF PURPOSE                                 1

SECTION 2 - DEFINITIONS

     2.1  Account Balance                                        2
     2.2  Beneficiary                                            2
     2.3  Beneficiary Designation Form                           2
     2.4  Board                                                  2
     2.5  Conversion Account                                     2
     2.6  Deferral Account                                       2
     2.7  Deferral Amount                                        2
     2.8  Deferred IR Stock Award Account                        3
     2.9  Election Form                                          3
     2.10 Fees                                                   3
     2.11 Investment Option Subaccounts                          3
     2.12 IR Stock                                               3
     2.13 IR Stock Account                                       3
     2.14 Participant                                            3
     2.15 Plan Year                                              3
     2.16 Retirement                                             4
     2.17 Return                                                 4
     2.18 Supplemental Contribution                              4
     2.19 Supplemental Contribution Account                      4
     2.20 Trust                                                  4

SECTION 3 - PARTICIPATION, DEFERRAL ELECTION AND INVESTMENT
            ELECTION

     3.1  Participation and Deferral Election                    5
     3.2  Investment Election                                    6

SECTION 4 - VESTING

     4.1  Deferral Amounts                                       7
     4.2  Supplemental Contributions                             7
     4.3  Conversion Account                                     7
     4.4  Deferred IR Stock Award Account                        7


SECTION 5 - ACCOUNTS AND VALUATIONS

     5.1  Deferral Accounts                                      8
     5.2  Supplemental Contribution Accounts                     9
     5.3  IR Stock Accounts                                      9
     5.4  Deferred IR Stock Award Amount                         11
     5.5  Deferred Amounts upon Termination of the Retirement
          Plan                                                   12
     5.6  Conversion of Deferred Compensation Account Balances   12
     5.7  Valuation of Account Balance in Event of Change in
          Control                                                13
     5.8  Changes in Capitalization                              13
     5.9  Accounts are Boookkeeping Entries                      13

SECTION 6 - DISTRIBUTON OF ACCOUNTS

     6.1  Termination, Retirement and Death                      15
     6.2  Scheduled Distributions                                16
     6.3  Form of Payments of IR Stock                           18
     6.4  Change in Control                                      18
     6.5  Taxes; Withholding                                     20

SECTION 7 - BENEFICIARY DESIGNATION                              21

SECTION 8 - AMENDMENT AND TERMINATION OF PLAN

     8.1  Amendment                                              22
     8.2  Termination of Plan                                    22

SECTION 9 - MISCELLANEOUS

     9.1  Unsecured General Creditor                             23
     9.2  Entire Agreement; Successors                           23
     9.3  Non-Assignability                                      23
     9.4  Authorization and Source of Shares                     24
     9.5  Singular and Plural                                    24
     9.6  Captions                                               24
     9.7  Applicable Law                                         24
     9.8  Severability                                           24

     IR Director Deferred Compensation and Stock Award Plan
        As Amended and Restated Effective January 1, 2001


                            SECTION 1

                      STATEMENT OF PURPOSE

     The purpose of the IR Director Deferred Compensation and Stock Award Plan (the "Plan") is to further increase the mutuality of interest between Ingersoll-Rand Company (the "Company"), its non-employee members of the Board ("Non-employee Directors") and stockholders by providing its Non-employee Directors the opportunity to elect to defer receipt of cash compensation. The Plan, originally known as the Ingersoll-Rand Company Directors Deferred Compensation and Stock Award Plan, became effective on January 1, 1997 and was amended and restated effective January 1, 2001.

                            SECTION 2

                           DEFINITIONS

     2.1 "Account Balance" means, for each Plan Year, a credit on the records of the Company equal to the sum of the value of a Participant's Deferral Account, Supplemental Contribution Account and IR Stock Account for such Plan Year. The Account Balance shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid in cash or IR Stock, as applicable, to a Participant,
          or   to   the   Participant's  designated  Beneficiary,
          pursuant to the Plan.

     2.2 "Beneficiary" means the person or persons designated as such in accordance with Section 7.

     2.3 "Beneficiary Designation Form" means the form established from time to time by the Company that a Participant completes and returns to the Secretary of the Company to designate one or more Beneficiaries.

     2.4  "Board" means the Board of Directors of the Company.

     2.5 "Conversion Account" means the sum of all of the shares of IR Stock credited to a Participant pursuant to
          Section 5.6.

     2.6 "Deferral Account" means, for each Plan Year, (i) the sum of all of a Participant's Deferral Amounts, plus (ii) amounts credited in accordance with all the applicable crediting provisions of the Plan that relate to the
          Participant's   Deferral  Account,   less   (iii)   all
          distributions  made  to  the  Participant  or  to   the
          Participant's Beneficiary pursuant to the Plan that relate to the Participant's Deferral Account.

     2.7 "Deferral Amount" means the amount of Fees actually deferred under the Plan by the Participant pursuant to
          Section 3 for any one Plan Year.

     2.8 "Deferred IR Stock Award Account" means, for each Plan Year, the sum of all of a Participant's deferred stock award amounts pursuant to Section 5.4 and deferred
          amounts   upon  termination  of  the  retirement   plan
          pursuant to Section 5.5.

     2.9  "Election Form" means the form or forms established from
          time   to  time  by  the  Company  that  a  Participant
          completes,  signs and returns to the Secretary  of  the
          Company  to  make  an  election  under  the  Plan.   An
          Election Form also includes any other method approved by the Company that a Participant may use to make an election under the Plan. The terms and conditions specified in the Election Form(s) are incorporated by reference herein and form a part of the Plan. If there is a conflict between the Election Form and the Plan, the terms of the Plan shall control and govern.

     2.10 "Fees" means retainer and meeting fees payable to Non-employee Directors.

     2.11 "Investment  Option  Subaccounts"  means  the   separate
          subaccounts, each of which corresponds to an investment option elected by the Participant with respect to a Participant's Deferral Accounts.

     2.12 "IR Stock" means the common stock of the Company.

     2.13 "IR Stock Account" means, for each Plan Year, (i) the sum of all of a Participant's Deferral Amounts that are deemed to be invested in IR Stock, plus (ii) amounts credited in accordance with all the applicable crediting provisions of the Plan that relate to the Participant's IR Stock Account, less (iii) all distributions made to the Participant or to the Participant's Beneficiary pursuant to the Plan that relate to the Participant's IR Stock Account.

     2.14 "Participant"    means    a    Non-employee   Director
          participating in the Plan in accordance with the provisions of Section 3.

     2.15 "Plan Year" means a calendar year.

     2.16 "Retirement" means retirement in accordance with the Board's retirement policy for Non-employee Directors.

     2.17 "Return" means, for each investment option, an amount equal to the net investment return (including changes in value and distributions) for each such investment option during each business day.

     2.18 "Supplemental Contribution" means an additional amount to be credited to a Participant's Supplemental Contribution Account equal to twenty percent (20%) of the Participant's Fees that are deferred under the Plan for a Plan Year.

     2.19 "Supplemental Contribution Account" means, for each Plan
          Year,   (i)   the   sum  of  all  of  a   Participant's
          Supplemental Contributions, plus (ii) amounts  credited
          in   accordance  with  all  the  applicable   crediting
          provisions of the Plan that relate to the Participant's
          Supplemental  Contribution  Account,  less  (iii)   all
          distributions  made  to  the  Participant  or  to   the
          Participant's Beneficiary pursuant to the Plan that relate to the Participant's Supplemental Contribution Account.

     2.20 "Trust" means the IR Grantor Trust Agreement, dated as of January 1, 2001 between the Company and the trustee named therein, as amended from time to time.

                              SECTION 3

    PARTICIPATION, DEFERRAL ELECTION AND INVESTMENT ELECTION

     3.1  Participation   and   Deferral  Election.    Non-employee
          Directors may elect to participate in the Plan for a given Plan Year by filing a completed Election Form for the Plan Year in the manner prescribed by the Secretary of the Company. The Election Form must specify the percentage or dollar amount of any Deferral Amount otherwise payable during such Plan Year that will be deferred under the Plan. Notwithstanding anything to the contrary, at the Non-employee Director's direction, an election to participate in the Plan for a given Plan Year may continue from Plan Year to Plan Year unless a written request to modify or terminate that election for a subsequent period is submitted to the Secretary of the Company on or before the date 15 days prior to
          the   beginning  of  the  subsequent  Plan  Year.   Any
          election to defer a Deferral Amount is irrevocable upon the filing of the Election Form, and must be properly completed and filed no later than the November 30 immediately preceding such Plan Year, or, with respect to a new Non-employee Director, before the effective date of his or her election to the Board, or such other
          date  as  the Secretary of the Company may specify.   A
          Non-employee Director who fails to file a properly completed Election Form by such date will be ineligible to defer a Deferral Amount under the Plan for the following Plan Year. In addition, the Company may establish from time to time such other enrollment requirements as it determines are necessary or proper.

          If the Company determines in good faith that a Participant no longer qualifies as a Non-employee Director, the Company shall have the right to (i) terminate any deferral election the Participant has made for the remainder of the Plan Year in which the Participant's membership status changes, (ii) prevent the Participant from making future deferral elections and/or (iii) immediately distribute the Participant's then vested Account Balances, Conversion Account and
          Deferred IR Stock Award Account and terminate the Participant's participation in the Plan.

     3.2  Investment   Election.   In  accordance  with  procedures
          established  by  the  Company,  prior  to  the  time  a
          Participant's  Deferral  Amounts  are  credited  to   a
          Participant's Deferral Account pursuant to Section 5.1, the Participant shall designate, on an Election Form,
          the   types   of  investment  options  in   which   the
          Participant's Deferral Amounts will be deemed to be invested for purposes of determining the amount of earnings to be credited to the Participant's Deferral Account and, with respect to Deferral Amounts that are designated by the Participant to be deemed to be invested in IR Stock, the IR Stock Account.

          Subject to Section 5.3, in making the designations pursuant to this Section, the Participant may specify that all or any portion of the Participant's Deferral Amount be deemed to be invested, in whole percentage increments, in one or more of the types of investment options provided under the Plan. A Participant may change the designation made under this Section with respect to prior and/or future Deferral Amounts by filing an Election Form no later than the time specified by the Secretary of the Company, to be effective as of the first business day of the following month. If a Participant fails to elect a type of investment option under this Section, he or she shall be deemed to have elected the investment option designated by the Company as the default investment option.

                                 SECTION 4

                                  VESTING

     4.1 Deferral Amounts. A Participant shall be fully vested in his or her Deferral Account.

     4.2 Supplemental Contributions. A Participant shall vest in his or her Supplemental Contribution Account on the earliest of: (i) the fifth anniversary of the date the
          Supplemental   Contribution   is   credited   to    the
          Participant's Supplemental Contribution Account; (ii) the date of the Participant's cessation of service on the Board by reason of Retirement or death; (iii) a Change in Control pursuant to Section 6.4; or (iv) a termination of the Plan pursuant to Section 8.2.

     4.3 Conversion Account. A Participant shall be fully vested in his or her Conversion Account.

     4.4 Deferred IR Stock Award Account. A Participant shall be fully vested in his or her Deferred IR Stock Award
          Account.
                                SECTION 5

                        ACCOUNTS AND VALUATIONS

     5.1 Deferral Accounts. The Company shall establish and maintain a separate Deferral Account for each Participant for each Plan Year. All Deferral Amounts, other than Deferral Amounts that are deemed, at the Participant's election, to be invested in IR Stock shall be credited to the Participant's Deferral Account on the date when the Deferral Amount would otherwise be paid to the Participant. All Deferral Amounts that are deemed, at the Participant's election, to be invested in IR Stock shall be credited to the Participant's IR Stock Account as described in Section 5.3.

          Each Participant's Deferral Accounts shall be divided into Investment Option Subaccounts. A Participant's
          Deferral Accounts shall be credited as follows:

          (a) On the day a Deferral Amount is credited to a Participant's Deferral Account, the Administrative Committee shall credit the Investment Option Subaccounts of the Participant's Deferral Account with an amount equal to the Participant's Deferral Amount in accordance with the Participant's Election Form; that is, the portion of the Participant's Deferral Amount that the Participant has elected to be deemed to be invested in a certain type of investment option shall be credited to the Investment Option Subaccount corresponding to that investment option, and

          (b) Each business day, each Investment Option Subaccount of a Participant's Deferral Account shall be adjusted for earnings or losses in an amount equal to that determined by multiplying the balance credited to such Investment Option Subaccount as of the prior day plus contributions credited that day to the Investment Option Subaccount by the Return for the corresponding investment option selected by the Company.

     5.2  Supplemental  Contribution Accounts.  The  Company shall
          establish   and   maintain  a   separate   Supplemental
          Contribution Account for each Plan Year for each Participant who receives a Supplemental Contribution for such Plan Year. All Supplemental Contributions shall be credited to the Participant's Supplemental
          Contribution  Account  on  the  same  date   that   the
          Participant's   Deferral   Amount   for    which    the
          Supplemental Contribution is being made is credited to the Participant's Deferral Account pursuant to Section
          5.1.   Notwithstanding  anything  to  the  contrary,  a
          Participant   may  not  designate  the  investment   of
          Supplemental  Contributions and all of a  Participant's
          Supplemental  Contributions  shall  be  deemed  to   be
          invested in, and shall remain deemed to be invested in, IR Stock in the Participant's Supplemental Contribution Account until distributed from the Plan.

          All Supplemental Contributions shall be credited to a Participant's Supplemental Contribution Account in units or fractional units. The value of each unit shall be determined each business day and shall equal the closing price of one share of IR Stock on the New York Stock Exchange-Composite Tape. On each date that Supplemental Contributions are credited to a Participant's Supplemental Contribution Account, the number of units to be credited shall be determined by dividing the amount of such Supplemental Contributions by the value of a unit on such date.

          Dividends paid on IR Stock shall be reflected in a Participant's Supplemental Contribution Account by the crediting of additional units or fractional units. Such additional units or fractional units shall equal the value of the dividends based upon the closing price of one share of IR Stock on the New York Stock Exchange-Composite Tape on the date such dividends are paid.

     5.3 IR Stock Accounts. The Company shall establish and maintain a separate IR Stock Account for each Plan Year for each Participant who elects to have all or a portion of his of her Deferral Amounts for such Plan Year invested in IR Stock. All Deferral Amounts that are deemed, at the Participant's election, to be
          invested  in  IR  Stock  shall  be  credited   to   the
          Participant's  IR Stock Account on the  date  when  the
          Deferral  Amount  would  otherwise  be  paid   to   the
          Participant. Notwithstanding anything to the contrary, IR Stock credited to a Participant's IR Stock Account may not be designated by the Participant to be deemed to be invested in any other investment option and shall remain invested in IR Stock in such IR Stock Account until distributed from the Plan. A Participant's IR Stock Accounts shall be credited as follows:

          (a) On the day a Deferral Amount is credited to a Participant's IR Stock Account, the Company shall credit the IR Stock Account with an amount equal to the Participant's Deferral Amount.

          (b) All Deferral Amounts deemed to be invested in IR Stock in accordance with the Participant's Election Form shall be credited to a Participant's IR Stock Account in units or fractional units. The value of each unit shall be determined each business day and shall equal the closing price of one share of IR Stock on the New York Stock
               Exchange-Composite Tape. On each date that Deferral Amounts are credited to the Participant's IR Stock Account, the number of units to be credited shall be determined by dividing the amount of such Deferral Amounts by the value of a unit on such date.

               Dividends paid on IR Stock shall be reflected in a Participant's IR Stock Account by the crediting of additional units or fractional units. Such additional units or fractional units shall equal the value of the dividends based upon the closing price of one share of IR Stock on the New York
               Stock Exchange-Composite Tape on the date such dividends are paid.

     5.4  Deferred   IR   Stock  Award  Amount.  Each  Non-employee
          Director shall receive an annual award on the date of the first Board meeting after each annual meeting of shareholders in the form of a promise by the Company to deliver 600 shares of IR Stock, or such other amount as may from time to time be established by resolution of the Board. Annual awards of shares of IR Stock shall be credited to the Deferred IR Stock Award Account of each Non-employee.

          A Participant's Deferred IR Stock Award Accounts shall be credited as follows:

          (a)  On  the  day an annual award of IR Stock is credited
               to   a   Participant's  Deferred  IR  Stock  Award
               Account, the Company shall credit the Deferred IR Stock Award Account with an amount equal to the Participant's annual award of IR Stock.

          (b) All awards of IR Stock pursuant to this Section and amounts credited pursuant to Section 5.5 shall be credited to a Participant's Deferred IR Stock
               Award  Account in units or fractional units.   The
               value of each unit shall be determined each business day and shall equal the closing price of one share of IR Stock on the New York Stock Exchange-Composite Tape. On each date that awards of IR Stock are credited to the Participant's Deferred IR Stock Award Account, the number of units to be credited shall be determined by dividing the amount of such IR Stock awarded by the value of a unit on such date.

          Dividends paid on IR Stock shall be reflected in a Participant's Deferred IR Stock Award Account by the crediting of additional units or fractional units. Such additional units or fractional units shall equal the value of the dividends based upon the closing price of one share of IR Stock on the New York Stock Exchange-Composite Tape on the date such dividends are paid.

     5.5 Deferred Amounts upon Termination of the Retirement Plan. The shares of IR Stock credited to the deferred compensation accounts (such crediting having occurred prior to the Plan's amendment and restatement effective January 1, 2001) of the Non-employee Directors pursuant to the resolutions adopted by the Board on November 6, 1996, with respect to the elimination of retirement payments to Non-employee Directors shall be credited to the Deferred IR Stock Award Account of each Non-Employee Director as of January 1, 2001.

     5.6 Conversion of Deferred Compensation Account Balances. A Non-employee Director's cash balance in the deferred compensation program as of December 31, 1996 was transferred to an equivalent balance in the Plan as of January 1, 1997. Such balance was equal to the number of shares of IR Stock, including fractions, which could have been purchased with such cash account balance on January 2, 1997 at the mean of the high and low prices of a share of IR Stock on the New York Stock Exchange - Composite Tape on such date, provided that if no sales of shares of IR Stock were made on the New York Stock Exchange on that date, the mean of the high and low prices reported for the preceding day on which sales of shares of IR Stock were made on the New York Stock Exchange.

          A Non-employee Director's balance, as such balance is described in the previous paragraph, shall be credited to the Non-employee Director's Conversion Account as of January 1, 2001 in units or fractional units. The value of each unit shall be determined each business day and shall equal the closing price of one share of IR Stock on the New York Stock Exchange-Composite Tape.

          Dividends paid on IR Stock shall be reflected in a Non-employee Director's Conversion Account by the crediting of additional units or fractional units. Such additional units or fractional units shall equal the value of the dividends based upon the closing price of one share of IR Stock on the New York Stock Exchange-Composite Tape on the date such dividends are paid.

     5.7 Valuation of Account Balance in Event of Change in Control. In the event of a Change in Control pursuant to Section 6.4, the value of each IR Stock unit deemed to be invested in each IR Stock Account, Supplemental Contribution Account, Conversion Account and Deferred IR Stock Award Account shall be equal to the highest Fair Market Value (as such term is defined in the Company's Incentive Stock Plan of 1998) of one share of IR Stock during the 60 days preceding the date on which the Change in Control occurs.

          In the event of a Change in Control pursuant to Section 6.4, the value of a Participant's Account Balances for all investment options other than IR Stock shall be determined as of the end of the month during which the Change in Control occurs.

     5.8 Changes in Capitalization. If there is any change in the number or class of shares of IR Stock through the declaration of a stock dividend or other extraordinary
          dividends,  or  recapitalization  resulting  in   stock
          splits, or combinations or exchanges of such shares or in the event of similar corporate transactions, the
          units   in   each   Participant's  IR  Stock   Account,
          Supplemental Contribution Account, Conversion Account and Deferred IR Stock Award Account shall be equitably adjusted to reflect any such change in the number or class of issued shares of IR Stock or to reflect such similar corporate transaction.

     5.9 Accounts are Bookkeeping Entries. Notwithstanding any other provision of the Plan that may be interpreted to the contrary, the investment options, including IR Stock, are to be used for measurement purposes only, and a Participant's election of any such investment option, the allocation to his or her Account Balances, Conversion Account and Deferred IR Stock Award Account thereto, the calculation of additional amounts and the crediting or debiting of such amounts to a Participant's Account Balances, Conversion Account and Deferred IR Stock Award Account shall not be considered or construed in any manner as an actual investment in any such investment option. In the event that the Company or the trustee of the Trust, in its own discretion, decides to invest funds in any or all of the investment options, no Participant shall have any rights in or to such investments themselves. Without limiting the foregoing, a Participant's Account Balances, Conversion Account and Deferred IR Stock
          Award Account shall at all times be a bookkeeping entry only and shall not represent any investment made on the Participant's behalf by the Company or the Trust. The Participant shall at all times remain an unsecured creditor of the Company.

                                   SECTION 6

                           DISTRIBUTION OF ACCOUNTS

     6.1  Termination,  Retirement and Death.   A  Participant who
          terminates as a member of the Board, reaches Retirement or dies shall be paid his or her vested Account Balances, Conversion Account and Deferred IR Stock Award Account (and after his or her death to his or her Beneficiary) in annual installments over ten (10) years beginning as soon as administratively practicable in
          the   year  following  the  Participant's  termination,
          Retirement or death unless an optional form of  benefit
          payment   is  elected  in  accordance  with  the   next
          sentence. For each Plan Year's Account Balance and for his or her Conversion Account and Deferred IR Stock Award Account the Participant may elect an optional form of benefit payment from among the following:

               (1) A lump sum distribution to be paid as soon as administratively practicable in the year following the Participant's termination, Retirement or death;
               (2) Annual installments over five (5) years commencing as soon as administratively practicable in the year following the Participant's termination, Retirement or death;
               (3) Annual installments over fifteen (15) years commencing as soon as administratively practicable in the year following the Participant's termination, Retirement or death; and
               (4) A lump sum distribution which shall be paid as soon as administratively practicable in the year specified by the Participant on the Election Form. Such specified time shall be no less than one (1) year and no more than five (5) years following termination, Retirement or death.

          A Participant may elect, on an Election Form, to change the form and/or extend the timing of a distribution under this Section that he or she has previously elected to any other form of distribution or time permitted under this Section, provided that no such election shall be effective unless it is made at least one (1) year before the Participant's termination, Retirement or death, as applicable.

          In the event of the Participant's termination, Retirement or death prior to the elected date for one or more scheduled distributions pursuant to Section 6.2, the portion of the Participant's Account Balance associated with such distribution(s) shall be paid to the Participant (and after his or her death to his or her Beneficiary) in the same form as elected by the Participant under this Section.

          Notwithstanding any provision of the Plan to the contrary, if a Participant terminates, has reached Retirement or dies while receiving annual installments pursuant to Section 6.2, such annual installments shall continue to be paid to the Participant (and after his or her death to his or her Beneficiary) in the same manner as if the Participant had not terminated employment, reached Retirement or died.

          All distributions under this Section shall be made on a
          pro rata basis from the Participant's Account Balances,
          Conversion   Account  and  Deferred  IR   Stock   Award
          Accounts.

     6.2 Scheduled Distributions. A Participant may elect, on an Election Form, to receive a distribution of all or a portion of his or her Deferral Account and IR Stock Account with respect to a Plan Year(s) while still a Non-employee Director. A Participant's election for a distribution under this Section shall be permitted only if the date specified on the Election Form by the Participant for such distribution (in the event of a lump sum) or the commencement of such distribution (in the event of annual installments) is no earlier than two (2) years from the last day of the Plan Year for which the portion of the Deferral Account and IR Stock
          Account  to  be  distributed is actually  deferred.   A
          Participant may elect, on an Election Form, to extend the date for any distribution under this Section with respect to any Plan Year, provided such election occurs at least one year before the date of distribution most recently elected for that Plan Year by the Participant and the extension is for a period of not less than two
          (2)  years after the date of distribution most recently
          elected  for  that  Plan Year by the Participant.   The
          Participant shall have the right to extend the date for any distribution under this Section for a Plan Year twice.

          At  the time an election for a distribution under  this
          Section is made, the Participant shall also elect, on the Election Form, the form of payment of the distribution. The Participant shall elect either (i) a lump sum payment to be paid as soon as soon as administratively practicable in the year specified by the Participant on the Election Form or (ii) annual installments over two (2), three (3), four (4) or five
          (5) years beginning as soon as administratively practicable in the year specified by the Participant on the Election Form.

          A Participant may elect, on an Election Form, to change the form of payment for any distribution under this Section for any Plan Year to any other form of payment permitted under this Section, provided such election occurs at least one (1) year before the date of distribution previously elected by the Participant.

          All distributions under this Section shall be made on a
          pro   rata   basis  from  the  Participant's   Deferral
          Account(s) and IR Stock Account(s), as applicable.

     6.3 Form of Payments of IR Stock. Except as provided in Sections 6.4, all amounts in a Participant's IR Stock Account, Supplemental Contribution Account, Conversion Account and Deferred IR Stock Award Account payable to a Participant or Beneficiary under the Plan shall be paid in IR Stock, with one share distributed for each unit. All fractional shares shall be payable in cash.

          All distributions from the Plan that are to be paid in a specified number of annual installments shall be paid so that the amount of each annual installment is determined by dividing the total remaining number of units in the Participant's Account Balance, Conversion Account and Deferred IR Stock Award Account to be paid in annual installments, by the number of years of annual installments remaining.

     6.4 Change in Control. In the event of a Change in Control, as defined in this Section, all Account Balances, the Conversion Account and the Deferred IR Stock Account shall be valued pursuant to Section 5.7, and shall be distributed in cash in a lump sum within forty five (45) days following the Change in Control.

          For purposes hereof,

          (1)"Affiliate" shall mean, when used to indicate a relationship with a specified person, a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified person.

          (2)"Associate" shall mean, when used to indicate a relationship with a specified person, (a) any corporation, partnership, or other organization of which such specified person is an officer or partner,
          (b) any trust or other estate in which such specified person has a substantial beneficial interest or as to which such specified person serves as trustee or in a similar fiduciary capacity, (c) any relative or spouse of such specified person, or any relative of such spouse who has the same home as such specified person, or who is a Director or officer of the Company or any of its parents or subsidiaries, and (d) any person who is a director, officer, or partner of such specified person or of any corporation (other than the Company or any wholly-owned subsidiary of the Company), partnership or other entity which is an Affiliate of such specified person.

          (3)"Beneficial Owner" shall have the same meaning as such term is defined by Rule 13d-3 under the Securities Exchange Act of 1934 (or any successor provision at the time in effect); provided, however, that any individual, corporation, partnership, group, association, or other person or entity which has the right to acquire any of the Company's outstanding securities entitled to vote generally in the election of directors at any time in the future, whether such right is contingent or absolute, pursuant to any agreement, arrangement, or understanding or upon exercise of conversion rights, warrants or options, or otherwise, shall be deemed the Beneficial Owner of such securities.
          (4)"Change in Control" shall mean the occurrence of either of the following:

               (a)any individual, corporation, partnership, group, association or other person or entity, together with its Affiliates and Associates (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company), is or becomes the Beneficial Owner of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors, unless a majority of the Continuing Directors determines in their sole discretion that, for purposes of this Plan, a Change in Control has not occurred;

               (b)the Continuing Directors shall at any time fail to constitute a majority of the members of the Board;
          or

               (c)any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, other than any sale, lease, exchange or other transfer to any person or entity where the Company owns, directly or indirectly, at least 80 percent of the outstanding voting securities of such person or entity after any such transfer.

          (5)"Continuing Director" shall mean a Director who either was a member of the Board on April 24, 1998 or who became a member of the Board subsequent to such date and whose election, or nomination for election by the Company's shareholders, was Duly Approved by the Continuing Directors of the Board at the time of such nomination or election, either by a specific vote or by approval of the proxy statement issued by the Company on behalf of the Board in which such person is named as a nominee for Director, provided, however, that no individual shall be considered a Continuing Director if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Securities Exchange Act of 1934, as amended) or other actual or threatened solicitation of proxies or consents other than by or on behalf of the Board (a "Proxy Contest"), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest.

          (6)"Duly Approved by the Continuing Directors" shall mean an action approved by the vote of at least a majority of the Continuing Directors then on the Board, except, if the votes of such Continuing Directors in favor of such action would be insufficient to constitute an act of the Board if a vote by all of its members were to have been taken, then such term shall mean an action approved by the unanimous vote of the Continuing Directors then on the Board so long as there are at least three Continuing Directors on the Board at the time of such unanimous vote.

     6.5 Taxes; Withholding. To the extent required by law, the Company, or the trustee of the Trust, shall withhold from payments made hereunder an amount equal to at least the minimum taxes required to be withheld by the federal or any state or local government. The amount to be withheld and the manner in which amounts shall be withheld shall be determined in the sole discretion of the Company or the trustee of the Trust.

                                 SECTION 7

                         BENEFICIARY DESIGNATION

     A   Participant  shall  have  the  right  to   designate  a
     Beneficiary(ies) to receive the Participant's Account Balances, Conversion Account and Deferred IR Stock Award Account in the event the Participant dies prior to receiving all of his or her Account Balances, Conversion Account and Deferred IR Stock Award Account. A Beneficiary designation shall be made, and may be amended at any time, by the Participant by filing a written designation with the Secretary of the Company, on such form and in accordance with such procedures as the Company shall establish from time to time. A Participant may change the designated Beneficiary under this Plan at any time by providing such designation in writing to the Secretary of the Company.

     If a Participant fails to designate a Beneficiary(ies), or if all designated Beneficiaries predecease the Participant, the Participant's Beneficiary(ies) shall be deemed to be the Participant's estate. If the Company is unable to determine a Participant's Beneficiary or if any dispute arises concerning a Participant's Beneficiary, the Company may pay benefits to the Participant's estate. Upon such payment, the Company shall have no further liability hereunder.

     If any distribution to a Beneficiary is to be made in annual installments, and the Beneficiary dies before receiving all such installments, the value of the remaining installments, if any, shall be paid to the estate of the Beneficiary in a lump sum.

                                 SECTION 8

                     AMENDMENT AND TERMINATION OF PLAN

     8.1  Amendment.   The Plan may, at any time and from  time to
          time, be amended without the consent of any Participant
          or   Beneficiary,  by  the  Board  (or  an   authorized
          Committee of the Board); provided, however, that no amendment shall reduce any benefits accrued under the terms of the Plan prior to the date of amendment.

     8.2  Termination of Plan

          a. Company's Right to Terminate. The Board (or an authorized Committee of the Board) may terminate the Plan at any time and for any reason.

          b.   Payments  Upon Termination.  Upon any termination
               of the Plan under this Section, Fees, Supplemental Contributions and stock awards pursuant to Section
               5.4  shall prospectively cease to be deferred and,
               with   respect  to  all  such  amounts  previously
               deferred,   the   Company   shall   pay   to   the
               Participant, in a lump sum, unless otherwise provided by the Board at the time of termination, as soon as administratively practicable, the value of the Participant's Account Balances, Conversion Account and Deferred IR Stock Award Accounts.

                                  SECTION 9

                                MISCELLANEOUS

     9.1  Unsecured  General  Creditor.  Benefits  under  the Plan shall be payable by the Company out of its general funds. The Company shall have the right to establish a reserve or make any investment for the purposes of satisfying its obligations hereunder for payment of benefits at its discretion, provided, however, that no Participant or Beneficiary shall have any interest in such investment or reserve. To the extent that any person acquires a right to receive benefits under this Plan, such rights shall be no greater than the right of
          any  unsecured  general creditor of  the  Company.   No
          Participant shall have any of the rights or privileges of a stockholder of the Company under the Plan, including as a result of the crediting of units to the
          Participant's    IR    Stock   Account,    Supplemental
          Contribution Account, Conversion Account or Deferred IR
          Stock   Award   Account,  except  at   such   time   as
          distribution is actually made from the Participant's IR
          Stock   Account,  Supplemental  Contribution   Account,
          Conversion Account or Deferred IR Stock Award Account, as applicable.

     9.2 Entire Agreement; Successors. The Plan, including the Election Form and any subsequently adopted amendments to the Plan or Election Form, shall constitute the entire agreement or contract between the Company and
          any  Participant  regarding this Plan.   There  are  no
          covenants,   promises,   agreements,   conditions    or
          understandings, either oral or written, between the Company and any Participant relating to the subject, matter hereof, other than those set forth herein. This Plan and any amendment hereof shall be binding on the Company and the Participants and, their respective
          heirs,   administrators,   trustees,   successors   and
          assigns, including but not limited to, any successors of the Company by merger, consolidation or otherwise by operation of law, and on all designated Beneficiaries of the Participant.

     9.3 Non-Assignability. To the extent permitted by law, the right of any Participant or any Beneficiary in any benefit hereunder shall not be subject to attachment or
          any   other  legal  process  for  the  debts  of   such
          Participant or Beneficiary; nor shall any such benefit be subject to anticipation, alienation, sale, transfer, assignment or encumbrance.

     9.4 Authorization and Source of Shares. Shares of IR Stock necessary to meet the obligations of the Plan have been reserved and authorized pursuant to resolutions adopted by the Board on December 4, 1996, and additional shares of IR Stock shall be reserved and authorized for
          delivery  under  the  Plan from time  to  time.   These
          shares of IR Stock may be provided from newly-issued or treasury shares.

     9.5 Singular and Plural. As the context may require, the singular may be read as the plural and the plural as the singular.

     9.6  Captions.   The  captions to the articles, sections, and
          paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

     9.7  Applicable   Law.   This  Plan  shall  be  governed  and
          construed in accordance with the laws of the State of New Jersey.

     9.8 Severability. If any provisions of this Plan shall, to any extent, be invalid or unenforceable, the remainder of this Plan shall not be affected thereby, and each provision of this Plan shall be valid and enforceable to the fullest extent permitted by law.

IN WITNESS WHEREOF, the Company has caused this amendment and restatement to be executed by its duly authorized representative as of January 1, 2001.
                           INGERSOLL-RAND COMPANY


                           By: s/s Donald H. Rice
                           Donald H. Rice
                           Senior Vice President
                           Global  Business  Services  and   Human
                           Resources